UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

CIRCUIT CITY STORES, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-5767	54-0493875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9950 Mayland Drive Richmond, Virginia	23233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 486-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 26, 2008, Mikael Salovaara resigned as a director of Circuit City Stores, Inc. (the “Company”) effective immediately. In communicating his resignation to the Company, Mr. Salovaara noted that he was “happy to have served through the proxy season and the annual meeting and deep into our review of strategic alternatives with our advisors.”

The Company’s Board of Directors has selected Allen B. King to replace Mr. Salovaara as Lead Director of the Board of Directors. The Company expressed its gratitude to Mr. Salovaara for his 13 years of service to the Company and to Mr. King for assuming this role. There was no disagreement between Mr. Salovaara and the Company, known to any of the Company’s executive officers, on any matter relating to the Company’s operations, policies or practices. There was also no such disagreement relating to the Company’s ongoing strategic alternative review or the four new directors that the Company’s shareholders elected at the 2008 annual meeting of shareholders.

The Company continues its ongoing exploration of strategic alternatives, with the goal of considering every possible alternative to enhance shareholder value. The Company also continues its focus on the successful execution of its turnaround plan, with the continued strong support of its key vendors, in order to position the Company for long-term profitable growth.

The Company’s Board of Directors currently consists of 14 members. Under the agreement dated May 8, 2008 that the Company entered into with Wattles Capital Management, LLC and others, the Company had agreed to reduce the size of the 15-member Board following the 2008 annual meeting of shareholders by at least two members at or prior to the Company’s 2009 annual meeting of shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 1, 2008, the Company adopted an amendment to its bylaws (the “Bylaws”). The amendment revised Section 2.2 of the Bylaws to decrease the size of the Company’s Board of Directors from 15 to 14 directors.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Circuit City Stores, Inc. Bylaws, as amended July 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.
(Registrant)

Date: July 2, 2008	By:	/s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Circuit City Stores, Inc. Bylaws, as amended July 1, 2008